Hamilton Insurance Group, Ltd. Supplementary Financial Information December 31, 2023 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd. Table of Contents Page I. Basis of Presentation 1 II. Financial Highlights Financial Highlights 3 Key Operating and Financial Metrics 4 III. Summary Consolidated Results Statements of Operations 5 Consolidated Balance Sheets 6 Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet 7 Net Investment Return 8 Fixed Maturity and Short-Term Investments 9 IV. Segment Results Consolidated Underwriting Results 10 - 11 5Q Consolidated Underwriting Results 12 5Q Underwriting Results - International 13 5Q Underwriting Results - Bermuda 14 V. Other Information Modeled Exposure to Catastrophe Losses (PML) 15 Non-GAAP Measures 16 - 17

Basis of Presentation Cautionary Note Regarding Forward-Looking Statements • our results of operations and financial condition could be adversely affected by unpredictable catastrophic events, global climate change or emerging claim and coverage issues; • our business could be materially adversely affected if we do not accurately assess our underwriting risk, our reserves are inadequate to cover our actual losses, our models or assessments and pricing of risks are incorrect or we lose important broker relationships; • the insurance and reinsurance business is historically cyclical and the pricing and terms for our products may decline, which would affect our profitability and ability to maintain or grow premiums; • we have significant foreign operations that expose us to certain additional risks, including foreign currency risks and political risk; • we do not control the allocations to and/or the performance of the Two Sigma Hamilton Fund, LLC ("TS Hamilton Fund")’s investment portfolio, and its performance depends on the ability of its investment manager, Two Sigma, to select and manage appropriate investments and we have a limited ability to withdraw our capital accounts; • Two Sigma Principals, LLC, Two Sigma and their respective affiliates have potential conflicts of interest that could adversely affect us; • the historical performance of Two Sigma Investments, LP ("Two Sigma") is not necessarily indicative of the future results of the TS Hamilton Fund’s investment portfolio or of our future results; • our ability to manage risks associated with macroeconomic conditions resulting from geopolitical and global economic events, including public health crises, current or anticipated military conflicts, terrorism, sanctions, rising energy prices, inflation and interest rates and other global events; • our ability to compete successfully with more established competitors and risks relating to consolidation in the reinsurance and insurance industries; • downgrades, potential downgrades or other negative actions by rating agencies; All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This information is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Inc. ("Hamilton") with the U.S Securities and Exchange Commission, including its Form 10-K. This information may contain forward-looking statements which reflect the Company's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon Hamilton. There can be no assurance that future developments affecting Hamilton will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. These forward-looking statements are not a guarantee of future performance and involve risk and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including the following: 1

Cautionary Note Regarding Forward-Looking Statements (continued) • our dependence on key executives, including the potential loss of Bermudian personnel as a result of Bermuda employment restrictions, and the inability to attract qualified personnel, particularly in very competitive hiring conditions; • our dependence on letter of credit facilities that may not be available on commercially acceptable terms; • our potential need for additional capital in the future and the potential unavailability of such capital to us on favorable terms or at all; • the suspension or revocation of our subsidiaries’ insurance licenses; • risks associated with our investment strategy, including such risks being greater than those faced by competitors; • changes in the regulatory environment and the potential for greater regulatory scrutiny of the Company going forward; • a cyclical downturn of the reinsurance industry; • operational failures, failure of information systems or failure to protect the confidentiality of customer information, including by service providers, or losses due to defaults, errors or omissions by third parties or our affiliates; • we are a holding company with no direct operations, and our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us is restricted by law; • risks relating to our ability to identify and execute opportunities for growth or our ability to complete transactions as planned or realize the anticipated benefits of our acquisitions or other investments; • our potentially becoming subject to U.S. federal income taxation, Bermuda taxation or other taxes as a result of a change of tax laws or otherwise; • the potential characterization of us and/or any of our subsidiaries as a passive foreign investment company, or PFIC; • our potentially becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act, or FATCA, provisions; • our costs will increase as a result of operating as a public company, and our management will be required to devote substantial time to complying with public company regulations; • if we were to identify a material weakness and were unable to remediate such material weakness, or fail to achieve and maintain effective internal controls, our operating results and financial condition could be impacted and the market price of our Class B common shares may be negatively affected; • the lack of a prior public market for our Class B common shares means our share price may be volatile and anti-takeover provisions contained in our organizational documents could delay management changes; • the potential that the market price of our Class B common shares could decline due to future sales of shares by our existing shareholders; • applicable insurance laws, which could make it difficult to effect a change of control of our company; • investors may have difficulties in serving process or enforcing judgments against us in the United States; and • other factors affecting future results disclosed in the Company’s filing with the SEC, including Form 10-K. 2

Financial Highlights

($ in thousands)	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Years Ended December 31, 2023	Years Ended December 31, 2022
Net income (loss) attributable to common shareholders	$ 126,865	$ (59,017)	$ 258,727	$ (97,999)
Underwriting income (loss)				
Gross premiums written	$ 433,791	$ 341,252	$ 1,951,038	$ 1,646,673
Net premiums written	363,666	283,376	1,480,438	1,221,864
Net premiums earned	366,135	312,247	1,318,533	1,143,714
Underwriting income (loss)	$ 36,028	$ 38,605	$ 129,851	$ (31,717)
Loss and loss adjustment expense ratio:				
Attritional loss ratio - current year	53.2%	57.8%	52.2%	51.8%
Attritional loss ratio - prior year development	(1.7%)	(4.7%)	(0.8%)	(0.3%)
Catastrophe loss ratio - current year	1.9%	(0.7%)	3.2%	16.3%
Catastrophe loss ratio - prior year development	(0.1%)	(0.8%)	(0.4%)	(1.5%)
Net loss and loss adjustment expense ratio	53.3%	51.6%	54.2%	66.3%
Acquisition cost ratio	24.2%	24.5%	23.4%	23.7%
Other underwriting expense ratio	12.7%	11.5%	12.5%	12.8%
Combined ratio	90.2%	87.6%	90.1%	102.8%
Investments				
Total assets	$ 6,671,355	$ 5,818,965	$ 6,671,355	$ 5,818,965
Total cash and invested assets[(1)]	3,988,289	3,445,802	3,988,289	3,445,802
Total investment return[(2)]	113,770	(59,580)	218,295	(3,194)
Two Sigma Hamilton Fund				
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF	43,206	(80,658)	143,655	145,238
Net income (loss) attributable to non-controlling interest - TSHF	6,484	(5)	21,560	68,064
	$ 36,722	$ (80,653)	$ 122,095	$ 77,174
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations	2.2%	(4.4%)	7.6%	4.6%
Fixed income, short term investments and cash and cash equivalents				
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other	$ 77,048	$ 21,073	$ 96,200	$ (80,368)

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased.
(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

3

Financial Highlights Key Operating and Financial Metrics Three Months Ended December 31, Years Ended December 31, ($ in thousands, except per share amounts) 2023 2022 2023 2022 Income (loss) per share attributable to common shareholders - basic 1.18$ (0.57)$ 2.47$ (0.95)$ Income (loss) per share attributable to common shareholders - diluted 1.15$ (0.57)$ 2.44$ (0.95)$ Weighted average common shares outstanding - basic 107,092 103,088 104,563 103,062 Weighted average common shares outstanding - diluted 110,100 103,088 106,203 103,062 Return on average common shareholders' equity - annualized 26.4% (13.9%) 13.9% (5.7%) December 31, 2023 December 31, 2022 Closing common shareholders' equity less intangible assets 1,956,854$ 1,577,225$ Closing common shareholders' equity 2,047,850$ 1,664,183$ Tangible book value per common share 17.75$ 15.30$ Book value per common share 18.58$ 16.14$ Year-to-date change in tangible book value per common share 16.0% (4.1%) Year-to-date change in book value per common share 15.1% (5.6%) 4

Summary Consolidated Results Statements of Operations ($ in thousands, except per share amounts) 2023 2022 2023 2022 Revenues Gross premiums written 433,791$ 341,252$ 1,951,038$ 1,646,673$ Reinsurance premiums ceded (70,125) (57,876) (470,600) (424,809) Net premiums written 363,666 283,376 1,480,438 1,221,864 Net change in unearned premiums 2,469 28,871 (161,905) (78,150) Net premiums earned 366,135 312,247 1,318,533 1,143,714 Net realized and unrealized gains (losses) on investments 107,517 (60,280) 209,399 86,357 Net investment income (loss) 12,737 695 30,456 (21,487) Total net realized and unrealized gains (losses) on investments and net investment income (loss) 120,254 (59,585) 239,855 64,870 Net gain on sale of equity method investment 211 6,991 211 6,991 Third party fee income 10,480 2,254 18,234 11,631 Other income (loss), excluding third-party fee income 312 (55) 397 (315) Net foreign exchange gains (losses) (2,230) (9,245) (6,185) 6,137 Total revenues 495,162 252,607 1,571,045 1,233,028 Expenses Losses and loss adjustment expenses 195,049 161,318 714,603 758,333 Acquisition costs 88,615 76,394 309,148 271,189 Other underwriting expenses 56,923 38,184 183,165 157,540 Corporate expenses 44,858 4,208 76,691 20,142 Impairment of goodwill - 24,082 - 24,082 Amortization of intangible assets 2,914 2,957 10,783 12,832 Interest expense 5,428 4,485 21,434 15,741 Total expenses 393,787 311,628 1,315,824 1,259,859 Income (loss) before income tax 101,375 (59,021) 255,221 (26,831) Income tax expense (benefit) (31,974) 1 (25,066) 3,104 Net income (loss) 133,349 (59,022) 280,287 (29,935) Net income (loss) attributable to non-controlling interest 6,484 (5) 21,560 68,064 Net income (loss) and other comprehensive income (loss) attributable to common shareholders 126,865$ (59,017)$ 258,727$ (97,999)$ Per share data Income (loss) per share attributable to common shareholders - basic 1.18$ (0.57)$ 2.47$ (0.95)$ Income (loss) per share attributable to common shareholders - diluted 1.15$ (0.57)$ 2.44$ (0.95)$ Return on average common shareholders' equity - annualized 26.4% (13.9%) 13.9% (5.7%) Years Ended December 31,Three Months Ended December 31, 5

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Assets					
Fixed maturity investments, at fair value (amortized cost December 31, 2023: $1,867,499)	$ 1,831,268	$ 1,631,471	$ 1,451,249	$ 1,377,937	$ 1,259,476
Short-term investments, at fair value (amortized cost December 31, 2023: $427,437)	428,878	348,968	336,587	387,826	286,111
Investments in Two Sigma Funds, at fair value (cost December 31, 2023: $770,191)	851,470	979,986	868,486	656,643	740,736
Total investments	3,111,616	2,960,425	2,656,322	2,422,406	2,286,323
Cash and cash equivalents	794,509	804,548	818,522	945,610	1,076,420
Restricted cash and cash equivalents	106,351	98,979	106,696	139,205	130,783
Premiums receivable	658,363	689,042	756,275	659,722	522,670
Paid losses recoverable	145,202	138,314	132,528	72,091	90,655
Deferred acquisition costs	156,895	151,314	145,280	136,094	115,147
Unpaid losses and loss adjustment expenses recoverable	1,161,077	1,157,123	1,162,940	1,192,283	1,177,863
Receivables for investments sold	42,419	19,044	36	33,618	371
Prepaid reinsurance	194,306	232,211	251,818	251,727	164,313
Intangible assets	90,996	89,589	88,770	87,026	86,958
Other assets	209,621	164,015	161,364	174,478	167,462
Total assets	$ 6,671,355	$ 6,504,604	$ 6,280,551	$ 6,114,260	$ 5,818,965
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	$ 3,030,037	$ 2,948,822	$ 2,899,100	$ 2,891,512	$ 2,856,275
Unearned premiums	911,222	951,596	924,723	871,333	718,188
Reinsurance balances payable	272,310	367,954	381,678	313,286	244,320
Payables for investments purchased	66,606	117,836	18,670	53,889	48,095
Term loan, net of issuance costs	149,830	149,801	149,772	149,744	149,715
Accounts payable and accrued expenses	186,887	159,681	149,833	113,832	138,050
Payables to related parties	6,480	9,060	4,497	4,104	20
Total liabilities	4,623,372	4,704,750	4,528,273	4,397,700	4,154,663
Non-controlling interest - TS Hamilton Fund	133	129	124	120	119
Shareholders' equity					
Common shares:					
Class A, authorized (December 31, 2023: 28,644,807), par value $0.01; issued and outstanding (December 31, 2023: 28,644,807)	286	305	305	305	305
Class B, authorized (December 31, 2023: 72,337,352), par value $0.01; issued and outstanding (December 31, 2023: 56,036,067)	560	427	426	427	420
Class C, authorized (December 31, 2023: 25,544,229), par value $0.01; issued and outstanding (December 31, 2023: 25,544,229)	255	305	305	305	305
Additional paid-in-capital	1,249,817	1,128,553	1,124,566	1,121,334	1,120,242
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	801,373	674,576	630,993	598,510	547,352
Total shareholders' equity	2,047,850	1,799,725	1,752,154	1,716,440	1,664,183
Total liabilities, non-controlling interest, and shareholders' equity	$ 6,671,355	$ 6,504,604	$ 6,280,551	$ 6,114,260	$ 5,818,965

6

Summary Consolidated Results Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet December 31, 2023 ($ in thousands) Assets Fixed maturity investments, at fair value 1,831,268$ -$ 1,831,268$ Short-term investments, at fair value 428,878 (428,878) - Investments in Two Sigma Funds, at fair value 851,470 880,942 1,732,412 Total investments 3,111,616 452,064 3,563,680 Cash and cash equivalents 794,509 (479,255) 315,254 Restricted cash and cash equivalents 106,351 106,351 Premiums receivable 658,363 658,363 Paid losses recoverable 145,202 145,202 Deferred acquisition costs 156,895 156,895 Unpaid losses and loss adjustment expenses recoverable 1,161,077 1,161,077 Receivables for investments sold 42,419 (41,087) 1,332 Prepaid reinsurance 194,306 194,306 Intangible assets 90,996 90,996 Other assets 209,621 (966) 208,655 Total assets 6,671,355$ (69,244)$ 6,602,111$ Liabilities, non-controlling interest, and shareholders' equity Liabilities Reserve for losses and loss adjustment expenses 3,030,037$ 3,030,037$ Unearned premiums 911,222 911,222 Reinsurance balances payable 272,310 272,310 Payables for investments purchased 66,606 (62,440) 4,166 Term loan, net of issuance costs 149,830 149,830 Accounts payable and accrued expenses 186,887 (191) 186,696 Payables to related parties 6,480 (6,480) - Total liabilities 4,623,372 (69,111) 4,554,261 Non-controlling interest - TS Hamilton Fund 133 (133) - Shareholders' equity Common shares: Class A, par value $0.01 286 286 Class B, par value $0.01 560 560 Class C, par value $0.01 255 255 Additional paid-in-capital 1,249,817 1,249,817 Accumulated other comprehensive loss (4,441) (4,441) Retained earnings 801,373 801,373 Total shareholders' equity 2,047,850 - 2,047,850 Total liabilities, non-controlling interest, and shareholders' equity 6,671,355$ (69,244)$ 6,602,111$ Consolidated Balance Sheet GAAP Unconsolidated Balance Sheet Two Sigma Hamilton Fund Balances 7

Summary Consolidated Results
Net Investment Return

($ in thousands)	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Years Ended December 31, 2023	Years Ended December 31, 2022
Net realized gains (losses) on investments	**$ 51,938**	**$ (15,476)**	**$ 84,302**	**$ 251,662**
Fixed maturities and short-term investments	*(6,044)*	*(2,130)*	*(16,628)*	*(14,968)*
TS Hamilton Fund	*57,982*	*(13,346)*	*100,930*	*266,630*
Change in net unrealized gains (losses) on investments	**55,579**	**(44,804)**	**125,097**	**(165,305)**
Fixed maturities and short-term investments	*62,552*	*14,508*	*52,751*	*(87,254)*
TS Hamilton Fund	*(6,973)*	*(59,312)*	*72,346*	*(78,051)*
Net realized and unrealized gains (losses) on investments	**107,517**	**(60,280)**	**209,399**	**86,357**
Net investment income (loss):				
Fixed maturities	16,791	8,032	47,970	22,375
Short-term investments	8	(582)	295	155
TS Hamilton Fund	3,051	5,793	16,084	10,395
Cash and cash equivalents	3,771	1,935	12,523	2,634
Other	564	(167)	1,580	(1,397)
Interest and other	**24,185**	**15,011**	**78,452**	**34,162**
Management fees	**(11,242)**	**(13,981)**	**(47,049)**	**(54,581)**
Fixed maturities and short-term investments	*(489)*	*(411)*	*(1,865)*	*(1,478)*
TS Hamilton Fund	*(10,753)*	*(13,570)*	*(45,184)*	*(53,103)*
Other expenses	**(206)**	**(335)**	**(947)**	**(1,068)**
Fixed maturities and short-term investments	*(105)*	*(112)*	*(426)*	*(435)*
TS Hamilton Fund	*(101)*	*(223)*	*(521)*	*(633)*
Net investment income (loss)	**12,737**	**695**	**30,456**	**(21,487)**
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	**120,254**	**(59,585)**	**239,855**	**64,870**
Net income attributable to non-controlling interest	*6,484*	*(5)*	*21,560*	*68,064*
Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$ 113,770**	**$ (59,580)**	**$ 218,295**	**$ (3,194)**
Fixed income, short term investments and cash and cash equivalents return	$ 77,048	$ 21,073	$ 96,200	$ (80,368)
TS Hamilton Fund return(1)	36,722	(80,653)	122,095	77,174

(1) Net of non-controlling interest performance incentive allocation

8

Summary Consolidated Results
Fixed Maturity and Short-Term Investments

($ in thousands)

Fixed Maturity Trading Portfolio and Short-Term Investments[(1)]	December 31, 2023 Fair Value	December 31, 2023 % of Total	December 31, 2023 Weighted Average Credit Rating	December 31, 2022 Fair Value	December 31, 2022 % of Total	December 31, 2022 Weighted Average Credit Rating
Fixed maturities						
U.S. government treasuries	708,250	31%	Aaa	471,851	30%	Aaa
U.S. states, territories and municipalities	4,370	-	Aa2	4,307	-	Aa2
Non-U.S. sovereign governments and supranationals	56,246	2%	Aa2	12,952	1%	Aa1
Corporate	863,876	39%	A3	647,477	42%	A2
Residential mortgage-backed securities - Agency	168,513	7%	Aaa	96,410	6%	Aaa
Residential mortgage-backed securities - Non-agency	4,984	-	Aaa	4,375	-	Aaa
Commercial mortgage-backed securities - Non-agency	10,423	1%	Aa1	9,219	1%	Aa1
Other asset-backed securities	14,606	1%	Aaa	12,885	1%	Aa3
Total fixed maturities	1,831,268	81%	Aa3	1,259,476	81%	Aa3
Short-term investments	428,878	19%	Aaa	286,111	19%	Aaa
Total fixed maturities and short-term investments	$ 2,260,146	100%	Aa2	$ 1,545,587	100%	Aa2

Fixed maturity and short-term investments credit quality summary	December 31, 2023 % of Total	December 31, 2022 % of Total
Investment grade	100%	100%
Non-investment grade	0%	0%
Total	100%	100%

Fixed Maturity and Short-Term Investments - Trading Portfolio[(2)]	December 31, 2023	December 31, 2022
Average credit quality	Aa3	Aa3
Average yield to maturity	4.5%	4.7%
Book yield	3.6%	2.4%
Expected average duration (in years)	3.3	3.2

(1) Includes $428.9 million and $264.1 million of short-term investments, at December 31, 2023 and 2022, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

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Segment Results
Consolidated Underwriting Results

($ in thousands)	Three Months Ended December 31, 2023 International	Bermuda	Total	Three Months Ended December 31, 2022 International	Bermuda	Total
Gross premiums written	$ 273,472	$ 160,319	$ 433,791	$ 234,273	$ 106,979	$ 341,252
Net premiums written	216,712	146,954	363,666	189,195	94,181	283,376
Net premiums earned	198,725	167,410	366,135	172,846	139,401	312,247
Third party fee income	2,267	8,213	10,480	2,408	(154)	2,254
Losses and loss adjustment expenses	106,349	88,700	195,049	85,644	75,674	161,318
Acquisition costs	55,009	33,606	88,615	47,978	28,416	76,394
Other underwriting expenses	37,767	19,156	56,923	25,982	12,202	38,184
Underwriting income (loss)	$ 1,867	$ 34,161	$ 36,028	$ 15,650	$ 22,955	$ 38,605
Key Ratios:						
Attritional loss ratio - current year	54.5%	51.8%	53.2%	60.0%	55.1%	57.8%
Attritional loss ratio - prior year development	(1.4%)	(2.2%)	(1.7%)	(8.1%)	(0.5%)	(4.7%)
Catastrophe loss ratio - current year	0.0%	4.1%	1.9%	(1.2%)	0.0%	(0.7%)
Catastrophe loss ratio - prior year development	0.4%	(0.7%)	(0.1%)	(1.2%)	(0.3%)	(0.8%)
Loss and loss adjustment expense ratio	53.5%	53.0%	53.3%	49.5%	54.3%	51.6%
Acquisition cost ratio	27.7%	20.1%	24.2%	27.8%	20.4%	24.5%
Other underwriting expense ratio	17.9%	6.5%	12.7%	13.6%	8.9%	11.5%
Combined ratio	99.1%	79.6%	90.2%	90.9%	83.6%	87.6%

10

Segment Results
Consolidated Underwriting Results

($ in thousands)	Year Ended December 31, 2023 International	Bermuda	Total	Year Ended December 31, 2022 International	Bermuda	Total
Gross premiums written	$ 1,105,522	$ 845,516	$ 1,951,038	$ 933,241	$ 713,432	$ 1,646,673
Net premiums written	770,399	710,039	1,480,438	635,773	586,091	1,221,864
Net premiums earned	703,508	615,025	1,318,533	623,047	520,667	1,143,714
Third party fee income	9,685	8,549	18,234	11,430	201	11,631
Losses and loss adjustment expenses	362,137	352,466	714,603	335,484	422,849	758,333
Acquisition costs	186,698	122,450	309,148	170,571	100,618	271,189
Other underwriting expenses	127,402	55,763	183,165	108,239	49,301	157,540
Underwriting income (loss)	$ 36,956	$ 92,895	$ 129,851	$ 20,183	$ (51,900)	$ (31,717)
Key Ratios:						
Attritional loss ratio - current year	53.2%	51.1%	52.2%	50.9%	52.9%	51.8%
Attritional loss ratio - prior year development	(3.5%)	2.3%	(0.8%)	(4.8%)	5.1%	(0.3%)
Catastrophe loss ratio - current year	1.5%	5.1%	3.2%	7.2%	27.1%	16.3%
Catastrophe loss ratio - prior year development	0.3%	(1.2%)	(0.4%)	0.5%	(3.9%)	(1.5%)
Loss and loss adjustment expense ratio	51.5%	57.3%	54.2%	53.8%	81.2%	66.3%
Acquisition cost ratio	26.5%	19.9%	23.4%	27.4%	19.3%	23.7%
Other underwriting expense ratio	16.7%	7.7%	12.5%	15.5%	9.4%	12.8%
Combined ratio	94.7%	84.9%	90.1%	96.7%	109.9%	102.8%

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Segment Results
5Q Consolidated Underwriting Results

($ in thousands)	Three Months Ended December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	Years Ended December 31, 2023	December 31, 2022
Gross premiums written	$ 433,791	$ 474,123	$ 504,960	$ 538,164	$ 341,252	$ 1,951,038	$ 1,646,673
Net premiums written	363,666	383,566	384,708	348,498	283,376	1,480,438	1,221,864
Net premiums earned	366,135	337,036	331,460	283,902	312,247	1,318,533	1,143,714
Third party fee income	10,480	2,301	2,449	3,004	2,254	18,234	11,631
Losses and loss adjustment expenses	195,049	191,577	179,416	148,561	161,318	714,603	758,333
Acquisition costs	88,615	78,537	76,856	65,140	76,394	309,148	271,189
Other underwriting expenses	56,923	44,357	42,743	39,142	38,184	183,165	157,540
Underwriting income (loss)	$ 36,028	$ 24,866	$ 34,894	$ 34,063	$ 38,605	$ 129,851	$ (31,717)
Key Ratios:							
Attritional loss ratio - current year	53.2%	54.8%	51.0%	49.1%	57.8%	52.2%	51.8%
Attritional loss ratio - prior year development	(1.7%)	(0.1%)	(1.6%)	0.6%	(4.7%)	(0.8%)	(0.3%)
Catastrophe loss ratio - current year	1.9%	3.9%	5.0%	1.8%	(0.7%)	3.2%	16.3%
Catastrophe loss ratio - prior year development	(0.1%)	(1.8%)	(0.3%)	0.8%	(0.8%)	(0.4%)	(1.5%)
Loss and loss adjustment expense ratio	53.3%	56.8%	54.1%	52.3%	51.6%	54.2%	66.3%
Acquisition cost ratio	24.2%	23.3%	23.2%	22.9%	24.5%	23.4%	23.7%
Other underwriting expense ratio	12.7%	12.5%	12.2%	12.7%	11.5%	12.5%	12.8%
Combined ratio	90.2%	92.6%	89.5%	87.9%	87.6%	90.1%	102.8%

12

Segment Results
5Q Underwriting Results - International

($ in thousands)	Three Months Ended December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	Years Ended December 31, 2023	December 31, 2022
Gross premiums written	$ 273,472	$ 307,140	$ 277,796	$ 247,114	$ 234,273	$ 1,105,522	$ 933,241
Net premiums written	216,712	234,621	197,047	122,019	189,195	770,399	635,773
Net premiums earned	198,725	178,632	176,636	149,515	172,846	703,508	623,047
Third party fee income	2,267	2,115	2,401	2,902	2,408	9,685	11,430
Losses and loss adjustment expenses	106,349	97,820	87,575	70,393	85,644	362,137	335,484
Acquisition costs	55,009	47,236	47,260	37,193	47,978	186,698	170,571
Other underwriting expenses	37,767	31,634	29,540	28,461	25,982	127,402	108,239
Underwriting income (loss)	$ 1,867	$ 4,057	$ 14,662	$ 16,370	$ 15,650	$ 36,956	$ 20,183
Key Ratios:							
Attritional loss ratio - current year	54.5%	54.6%	52.9%	49.9%	60.0%	53.2%	50.9%
Attritional loss ratio - prior year development	(1.4%)	(5.3%)	(3.3%)	(4.2%)	(8.1%)	(3.5%)	(4.8%)
Catastrophe loss ratio - current year	0.0%	5.1%	0.9%	0.0%	(1.2%)	1.5%	7.2%
Catastrophe loss ratio - prior year development	0.4%	0.4%	(0.9%)	1.4%	(1.2%)	0.3%	0.5%
Loss and loss adjustment expense ratio	53.5%	54.8%	49.6%	47.1%	49.5%	51.5%	53.8%
Acquisition cost ratio	27.7%	26.4%	26.8%	24.9%	27.8%	26.5%	27.4%
Other underwriting expense ratio	17.9%	16.5%	15.4%	17.1%	13.6%	16.7%	15.5%
Combined ratio	99.1%	97.7%	91.8%	89.1%	90.9%	94.7%	96.7%

13

Segment Results
5Q Underwriting Results - Bermuda

($ in thousands)	Three Months Ended December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	Years Ended December 31, 2023	December 31, 2022
Gross premiums written	$ 160,319	$ 166,983	$ 227,164	$ 291,050	$ 106,979	$ 845,516	$ 713,432
Net premiums written	146,954	148,945	187,661	226,479	94,181	710,039	586,091
Net premiums earned	167,410	158,404	154,824	134,387	139,401	615,025	520,667
Third party fee income	8,213	186	48	102	(154)	8,549	201
Losses and loss adjustment expenses	88,700	93,757	91,841	78,168	75,674	352,466	422,849
Acquisition costs	33,606	31,301	29,596	27,947	28,416	122,450	100,618
Other underwriting expenses	19,156	12,723	13,203	10,681	12,202	55,763	49,301
Underwriting income (loss)	$ 34,161	$ 20,809	$ 20,232	$ 17,693	$ 22,955	$ 92,895	$ (51,900)
Key Ratios:							
Attritional loss ratio - current year	51.8%	55.1%	48.9%	48.1%	55.1%	51.1%	52.9%
Attritional loss ratio - prior year development	(2.2%)	5.7%	0.3%	6.1%	(0.5%)	2.3%	5.1%
Catastrophe loss ratio - current year	4.1%	2.6%	9.8%	3.9%	0.0%	5.1%	27.1%
Catastrophe loss ratio - prior year development	(0.7%)	(4.2%)	0.3%	0.1%	(0.3%)	(1.2%)	(3.9%)
Loss and loss adjustment expense ratio	53.0%	59.2%	59.3%	58.2%	54.3%	57.3%	81.2%
Acquisition cost ratio	20.1%	19.8%	19.1%	20.8%	20.4%	19.9%	19.3%
Other underwriting expense ratio	6.5%	7.9%	8.5%	7.9%	8.9%	7.7%	9.4%
Combined ratio	79.6%	86.9%	86.9%	86.9%	83.6%	84.9%	109.9%

14

Other Information

Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of January 1, 2024

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)[1]	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 180.6	8.8%
Northeast	U.S. Hurricane	1 in 100	170.1	8.3%
Gulf (TX - AL)	U.S. Hurricane	1 in 100	160.1	7.8%
California	Earthquake	1 in 250	272.4	13.3%
Pacific Northwest	Earthquake	1 in 250	114.2	5.6%

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250 year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

15

Other Information
Non-GAAP Measures

We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements are considered non-GAAP financial measures under SEC rules and regulations. In this Supplementary Financial Information, we present underwriting income (loss), a non-GAAP financial measure as defined in Item 10(e) of SEC Regulation S-K. We believe that non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most comparable GAAP figures are included below.

Underwriting Income (Loss)

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The following table reconciles underwriting income (loss) to net income (loss), the most comparable GAAP financial measure:

($ in thousands)	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Years Ended December 31, 2023	Years Ended December 31, 2022
Underwriting income (loss)	$ 36,028	$ 38,605	$ 129,851	$ (31,717)
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	120,254	(59,585)	239,855	64,870
Net gain on sale of equity method investment	211	6,991	211	6,991
Other income (loss), excluding third party fee income	312	(55)	397	(315)
Net foreign exchange gains (losses)	(2,230)	(9,245)	(6,185)	6,137
Corporate expenses	(44,858)	(4,208)	(76,691)	(20,142)
Impairment of goodwill	-	(24,082)	-	(24,082)
Amortization of intangible assets	(2,914)	(2,957)	(10,783)	(12,832)
Interest expense	(5,428)	(4,485)	(21,434)	(15,741)
Income tax (expense) benefit	31,974	(1)	25,066	(3,104)
Net income (loss), prior to non-controlling interest	$ 133,349	$ (59,022)	$ 280,287	$ (29,935)

Third Party Fee Income

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International Segment for management services provided to third party syndicates and consortia and by the Bermuda Segment for performance based management fees generated by our third party capital manager, Ada Capital Management Limited. We believe that this measure is a relevant component of our underwriting income (loss).

($ in thousands)	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Years Ended December 31, 2023	Years Ended December 31, 2022
Third party fee income	$ 10,480	$ 2,254	$ 18,234	$ 11,631
Other income (loss), excluding third party fee income	312	(55)	397	(315)
Other income (loss)	$ 10,792	$ 2,199	$ 18,631	$ 11,316

16

Other Information Non-GAAP Measures Three Months Ended December 31, ($ in thousands) 2023 2022 2023 2022 Other underwriting expenses 56,923$ 38,184$ 183,165$ 157,540$ Corporate expenses 44,858 4,208 76,691 20,142 General and administrative expenses 101,781$ 42,392$ 259,856$ 177,682$ Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 10, Segment Reporting, in the consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most comparable GAAP financial measure: Years Ended December 31, Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the losses and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss. 17